SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   August 28, 2000
                                                     ---------------------------


                             SBC Communications Inc.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                   1-8610               43-1301883
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 (State or Other Jurisdiction      (Commission           (IRS Employer
     of Incorporation)             File Number)        Identification No.)


175 E. Houston, San Antonio, Texas                                      78205
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code          (210) 821-4105
                                                   -----------------------------



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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
----------------------

On August 18, 2000 SBC Communications Inc. commenced a new Medium-Term Notes program for the sale of up to $7.5 billion Medium-Term Notes. The debt securities were previously registered pursuant to a registration statement on Form S-3 (Registration No. 333-36926) filed with the Securities and Exchange Commission on May 12, 2000, amended on May 24, 2000 and declared effective on May 25, 2000.


Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits.
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SBC Communications Inc. is filing herewith the following exhibits:

         (c) Exhibits.


     Exhibit
     Number    Description
     ------    -----------



     1 Selling Agency Agreement, dated August 28, 2000 among SBC Communications Inc., Salomon Smith Barney Inc., Bear, Stearns & Co. Inc., Blaylock & Partners, L.P., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Utendahl Capital Partners, L.P. and The Williams Capital Group L.P. relating to $7,500,000,000 Medium-Term Notes, Series A, Due Nine Months or More From Date of Issue.

     4-a SBC Communications Capital Corporation Officers' Certificate dated August 28, 2000, setting forth the terms of the Medium-Term Notes, Series A, Due Nine Months or More From Date of Issue, pursuant to section 2.02(a) of the Indenture.

     4-b       Form of Fixed Rate Note

     4-c       Form of Floating Rate Note

     4-d       Form of Global Fixed Rate Note

     4-e       Form of Global Floating Rate Note

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SBC Communications Inc.


                                        By:     /s/ Donald E. Kiernan
                                            -----------------------------------
                                                Donald E. Kiernan
                                                Senior Executive Vice President
                                                and Chief Financial Officer


August 28, 2000